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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                FEBRUARY 13, 2007
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                DELAWARE                                    34-4144905
      (State or other jurisdiction)            (IRS Employer Identification No.)


  333 S. WABASH AVE., CHICAGO, ILLINOIS                        60604
(Address of principal executive offices)                     (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)




      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
                                  CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
                                 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02        ELECTION OF DIRECTORS

                 See Exhibit 99 to this Form 8-K

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

                 (c)     Exhibits

                         Exhibit 99 -- CNA Surety Corporation Press Release issued on February 13, 2007.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                            CNA SURETY CORPORATION
                            (Registrant)



                      By:   /s/  John F. Corcoran
                            -------------------------------------------------
                            John F. Corcoran
                            Senior Vice President and Chief Financial Officer








Dated: February 13, 2007


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                                  EXHIBIT INDEX

Exhibit No. 99.    CNA Surety Corporation Press Release issued on February 13,
                   2007.